UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2022

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD
Item 7.01    Regulation FD Disclosure
Daktronics, Inc. (the “Company”) is providing the following overview and update of recent developments.
On December 12, 2022, the Company announced its financial results for its second fiscal quarter ended October 29, 2022 in a Current Report on Form 8-K dated December 12, 2022, including the press release furnished as Exhibit 99.1 to the Form 8-K (the “Form 8-K”).
In the Form 8-K, the Company disclosed that due to the conditions described in the Form 8-K, it was concluded during the preparation of the Company’s financial statements for its fiscal quarter ended October 29, 2022 that these conditions raised substantial doubt about the Company’s ability to continue as a going concern according to accounting principles generally accepted in the United States of America.
Since the Form 8-K filing on December 12, 2022, and to increase liquidity and potentially remove the going concern qualification in the coming quarters, the Company has been meeting with potential financing partners and resources to seek alternative sources of financing; communicating with suppliers and customers; completing and fulfilling orders in its $463.1 million backlog; and collecting its accounts receivable.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 incorporated by reference, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing. Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current views with respect to future events and financial performance. The words "may," "would," "could," "should," "will," "expect," "estimate," "anticipate," "believe," "intend," "plan," “potential,” and similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any and all forecasts and projections in this document are “forward looking statements” and are based on management’s current expectations or beliefs. From time to time, we may also provide oral and written forward-looking statements in other materials we release to the public, such as press releases, presentations to securities analysts or investors, or other communications by us. Any or all forward-looking statements in this report and in any public statements we make could be materially different from actual results. Accordingly, we wish to caution investors that any forward-looking statements made by or on behalf of us are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. The Company’s business is subject to a number of risks which are described more fully in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 29, 2022 filed with the Securities and Exchange Commission, as well as other publicly available information about the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits:
(d)Exhibits. The following exhibits are furnished as part of this Form 8-K:

99.1	Press Release dated December 12, 2022 (Incorporated by reference to Exhibit 99.1 filed with the Company’s Current Report on Form 8-K filed on December 12, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

Date: December 19, 2022	By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer